                                                                    Exhibit 24
                               POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of James C. Reagan and Salman Ahmad, signing singly, as the undersigned's true and lawful attorney-in-fact, with full power to:

        (1)     execute for and on behalf of the undersigned, any Schedule 13D,
                Schedule 13G, Form 3, Form 4, or Form 5, or any amendments thereto, required to be filed with the SEC under the Exchange
                Act, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of Deltek Inc. (the
                "Company");

        (2)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Schedule 13D, Schedule 13G, Form 3, Form 4, or
                Form 5, or other form or report, and timely file such form or report with the SEC and any stock exchange or similar authority;
                and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                attorney-in-fact may approve in such attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13 and Section 16 of the
Exchange Act, or any rule or regulation of the SEC.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Schedule 13D, Schedule 13G, Form
3, Form 4, and Form 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of September 2007.

                                        /s/ David Schwiesow
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                                        Signature

                                        David Schwiesow
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                                        Print Name